                                                                  Exhibit 10.8.1

                                AMENDMENT TO THE
                        MERISTAR HOSPITALITY CORPORATION
                     NON-EMPLOYEE DIRECTORS' INCENTIVE PLAN

Pursuant to the approval by the Board of Directors of MeriStar Hospitality Corporation (the "Company") and the Company's shareholders at the Company's 2001 Annual Meeting, the MeriStar Hospitality Corporation Non-Employee Directors' Incentive Plan (the "Plan") is amended, effective May 24, 2001, as follows:

         The reference to "125,000" in Section 6.2 of the Plan is hereby deleted and replaced by "500,000".

IN WITNESS WHEREOF, MeriStar Hospitality Corporation has caused this amendment to the Plan to be duly executed in its corporate name this 24th day of May, 2001.

                                                MERISTAR HOSPITALITY CORPORATION


                                                --------------------------------
                                                Christopher L. Bennett
                                                VP, Legal and Secretary